CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday February 24th, 2020

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01  Other Events.

CURRENT REPORT

The Director of Access-Power, Inc., believes in transparency to bring value to ACCR:

I am a (voluntary viler).....with the SEC, FINRA, and OTC Markets.

My goal is to get PINK CURRENT and change our TIER. I have an attorney that has agreed to provide the letter. It is done! This takes time...

In other news...

I gathered my throughts, and wrote this letter to share with my
Shareholders.  I will protect you, and I am debating
LOWERING THE AS to by 100,000,000 to
have an AS of only 400,000,000 shares., or maybe even down to
350,000,000 AS - leaving me with about 50,000,000 that I could file a 144a NOW, I could....

and provide me with shares to negotiate with a FUNDER - FIXED AMOUNT,
 I would CANCEL, and then reissue them now for CAPITAL FORMATION of the ACCR business plan.  The ADMINISTRATIVE CLEAN up in almost done, and Ineed to really close a MERGER DEAL or a FUNDING DEAL....so that
I can start the sales, and BUY SOME LAND, and growth permists, and raise maybe $2,500,000 worth of ACCR shares in exchange for the 50,000 shares -
I could offer about 65,000,000 shares this way.  I spoke with my Transfer Agent on Friday February 21, 2020--->a FORM 144a now can be raised for about 15,000,000 shares of mine. Time to FUND THE BUSINESS PLAN and make this happen. I am 100% confident on how to do this...I am promise to buy LAND and permits to grow my little baby girls - all LEGAL in MICHIGAN.

https://www.michigan.gov/marijuana

....and don't forget SPANISH https://www.clonesbydrones.com - our future
GROWTH DOLLARS.  I have a written business plan to implement right now.

I AM TRANSPARENT AS DIRECTOR - I know what needs to be DONE
RAISE SHAREHOLDER VALUE....PLAN OF ACTION to make
money and profits to distribute out to my Shareholders.

I WILL DO IT!

I will be HONEST to LOWER the AS to 300,000,000 - and change my articles of incorporation to lower it. I can do this easily at www.sunbiz.org

Here we go...I sent this to the 2 SEC attorneys on Sunday morning....just continue to BELIEVE IN ME.  I sent his EMAIL on SUNDAY TO HELP
WITH RE-REGISTRATION OF ALL 500,000,000 for now.

Here it is:

Febraury 23, 2020.  ###@sec.gov and ###@sec.gov Sunday 7:01am SUNDAY

----> "Hi XXXX and XXXX:

Can you believe it is almost March 2020?  Time just flies...

I left a message you for you to please call me, Sir. I am thinking of re-registering all the Access-Power, Inc. shares in the market place.
I am still cleaning up the Corporation, and I would like everything set. The last time I spoke to you, it was mentioned that ACCR is current reporting, but not current registered. It's all because of that 2007
 FORM fraud 15 filing that we have discussed back in October 2019.

https://www.sec.gov/Archives/edgar/data/1041588/000117347307000043/
form15031307.htm

The old fraud people checked off RULE 15D-6 as the qualifier, however, as you know, at the time ACCR had 492 Shareholders way back in 2007.
We did not qualify for the fraud Form 15 because we had MORE than 300 shareholders, but no one caught it and so by mistake we became a non-registered, non-reporting SEC Company. We were also current reporting at the time because of another Pink Sheets filing from 2007/208. ####, I want good things for our Shareholders. I have not issued any stock in 18 years, and I just SPENT 2 exhaustive months with FINRA showing them everything ---> bank statements, 1099s on proof of revenue,

I cleared it late December.  ACCR the Corporation is very CLEAN...

The Company is coming into some money, and although there is no issuance of new shares (straight debt), I just want all of our 500,000,000 as Authorized by FL SOS, all of our original shares to be RE-REGISTERED. HR Block filed our Company's first tax return in 18 years. My 2 year plan as you know, is after 2 years to take ACCR's 2 years of filed tax returns and then go to a PCAOB accounting firm to get AUDITED FINANCIALS. I am doing the right thing to protect my investors.

We're coming back slowly, and I promise to get those audited FINANCIALS. I will, ####, but I want you to know that I will never betray you.
So, last time I spoke to you you said that we could get RE-REGISTERED by filing a FORM 10.

https://www.sec.gov/files/form10.pdf

Is this all I have to do? Fill out the FORM 10? OTC Markets will not remove out STOP SIGN until ACCR gets an email from your office that everything is OK? Which I know will not happen, but obviously OTCM does not know this. lol

We have the following share same structure over the last 18 years. Our SEC Registered TA is to verify all our #s every month.:

500,000,000 AS
244,144,121 OS
Float 98,246,146 shares

https://www.otcmarkets.com/stock/ACCR/security

I will then contact FINRA and see if there is anything else they need.
We are a comeback story that feel victim to a Death Convertible
Spiral attack from 90s to 2008, and even then we still were cellar boxed hard in the OTC grey market for 11 years, until we busted out on October 18, 2019 into the Pink NO INFORMATION tier:

Thank you for your understanding.  God Bless you both.

Best,

Patrick J. Jensen
Director
Access-Power, Inc.
OTC Ticker Symbol:  ACCR
Websites:  https://www.clonesbydrones.com http://www.mycbdpets.com
Tel:  616.312.5390
Email:  pjensen@myaccess-power.com

THE ABOVE WAS AN EMAIL I SENT ON SUNDAY TO THE SEC!
They understand when business cycles, and understand that ACCR was gutted to thebone,,,but trust in Patrick, please. ACCR is coming back. Let me continue to clean up.NEXT UP: PINK CURRENT -
EVERYWHERE!

Remember, Our shareholders can track the progress of Clones by Drones tm here:

http://tsdr.uspto.gov/#caseNumber=88690325&caseType=
SERIAL_NO&searchType=statusSearch

Access-Power, Inc. is self-funded at THIS MOMENT and there is absolutely NO DILUTION in our common stock. May God bless our Company, as we strive to achieve the unthinkable and that is to become very profitable. We are expecting profit margins for this business in the 60-70% range. I respectfully ask the MARKET PUBLICLY to use all 300,000,000 shares. I have to ask...please respond with my Shareholder opinions toat TWITTER. May Access-Power, Inc. raise maybe
REGISTER ONLY 50,000,000 for sale to use for ESTABLISH OF
THE WORKING BUSINESS?

https://twitter.com/AccessOtc

and here at iHUB:

https://ih.advfn.com/stock-market/USOTC/access-power-inc-florida-pk-
ACCR/stock-price

Just keep believing in me, and remember...that our comeback song will always remain the same.

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Respectfully submitted before the Commission, because PATRICK is a warrior, and a MASTER at ECONOMICs and a MASTER GROWER, and a MASTER SALESMAN!

I am also willing to change our Name, Symbol with FINRA too, and I promise to listen and also consider replacement of current management.
May God bless our Company, as we strive to achieve to become profitability one day soon.

Best,

Patrick J. Jensen
Director
Access-Power, Inc.
February 24, 2020